PREPAYMENTS, NET (Details 1) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Prepayments Net
Beginning balance	$ 8,280,780	$ 9,040,265
Addition	110,015	4,925
Exchange rate effect	(138,705)	(764,410)
Ending balance	$ 8,252,090	$ 8,280,780